     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1998



                                                 SECURITIES ACT FILE NO. 2-52711


                                        INVESTMENT COMPANY ACT FILE NO. 811-2556

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                        POST-EFFECTIVE AMENDMENT NO. 31                      [X]
                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 20                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                        MERRILL LYNCH READY ASSETS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                             800 SCUDDERS MILL ROAD


                          PLAINSBORO, NEW JERSEY 08536


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (609) 282-2800


              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 ARTHUR ZEIKEL
                        MERRILL LYNCH READY ASSETS TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
                        MAILING ADDRESS: P.O. BOX 9011,
                        PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:


                  BROWN & WOOD LLP                                           PHILIP L. KIRSTEIN
               ONE WORLD TRADE CENTER                                  MERRILL LYNCH ASSET MANAGEMENT
            NEW YORK, NEW YORK 10048-0557                                       P.O. BOX 9011
           ATTENTION: THOMAS R. SMITH, JR.                            PRINCETON, NEW JERSEY 08543-9011


                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                         [X]  immediately upon filing pursuant to paragraph (b), or
                         [ ]  on (date) pursuant to paragraph (b), or
                         [ ]  60 days after filing pursuant to paragraph (a)(1)
                         [ ]  on (date) pursuant to paragraph (a)(1)
                         [ ]  75 days after filing pursuant to paragraph (a)(2)
                         [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                         [ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


 TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock, par value $0.10 per share.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        MERRILL LYNCH READY ASSETS TRUST
                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET


                   N-1A ITEM NO.                                     LOCATION
                   -------------                                     --------
PART A
    Item 1.   Cover Page............................  Cover Page
    Item 2.   Synopsis..............................  Fee Table
    Item 3.   Condensed Financial Information.......  Financial Highlights; Yield
                                                      Information
    Item 4.   General Description of Registrant.....  Investment Objectives and Policies;
                                                        Organization of the Fund
    Item 5.   Management of the Fund................  Fee Table; Management of the Trust;
                                                        Portfolio Transactions; Inside Back
                                                        Cover Page
   Item 5A.   Management's Discussion of Fund
                Performance.........................  Not Applicable
    Item 6.   Capital Stock and Other Securities....  Organization of the Trust
    Item 7.   Purchase of Securities Being
                Offered.............................  Cover Page; Fee Table; Purchase of
                                                        Shares; Redemption of Shares; Inside
                                                        Back Cover Page
    Item 8.   Redemption or Repurchase..............  Purchase of Shares; Redemption of
                                                      Shares
    Item 9.   Pending Legal Proceedings.............  Not Applicable
PART B
     Item
       10.    Cover Page............................  Cover Page
     Item
       11.    Table of Contents.....................  Back Cover Page
     Item
       12.    General Information and History.......  General Information
     Item
       13.    Investment Objectives and Policies....  Investment Objectives and Policies
     Item
       14.    Management of the Fund................  Management of the Trust
     Item
       15.    Control Persons and Principal Holders
                of Securities.......................  Management of the Trust
     Item
       16.    Investment Advisory and Other
                Services............................  Management of the Trust; Purchase of
                                                        Shares; General Information
     Item
       17.    Brokerage Allocation..................  Portfolio Transactions
     Item
       18.    Capital Stock and Other Securities....  General Information -- Description of
                                                        Shares
     Item
       19.    Purchase, Redemption and Pricing of
                Securities Being Offered............  Purchase of Shares; Redemption of
                                                      Shares; Purchase and Redemption of
                                                        Shares through Merrill Lynch
                                                        Retirement Plans; Determination of
                                                        Net Asset Value
     Item
       20.    Tax Status............................  Taxes
     Item
       21.    Underwriters..........................  Purchase of Shares
     Item
       22.    Calculation of Performance Data.......  Yield Information
     Item
       23.    Financial Statements..................  Financial Statements; Yield
                                                      Information
PART C



     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS


APRIL 1, 1998

                        MERRILL LYNCH READY ASSETS TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------

     Merrill Lynch Ready Assets Trust (the "Trust") is a no-load money market fund, organized as a Massachusetts business trust that seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives available from investing in a diversified portfolio of short-term money market securities. Portfolio securities principally consist of short-term U.S. Government securities, U.S. Government agency securities, bank money instruments, corporate debt instruments, including commercial paper and variable amount master demand notes, and repurchase and reverse repurchase agreements. The Trust shares common goals with those investors who seek to put reserve assets to work in an income producing and prudent manner and to make those assets readily available without penalty. There can be no assurance that the investment objectives of the Trust will be realized. THE TRUST SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     Shares of the Trust may be purchased at their net asset value without any sales charge. In general, the minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase with respect to these plans is $1, except that the minimum purchase requirements are waived for purchases of Trust shares by certain Employer Sponsored Retirement or Savings Plans, as defined herein. The minimum initial purchase under the Merrill Lynch Blueprint(SM) Program is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Merrill Lynch Blueprint(SM) Program application form) and the minimum subsequent purchase is $50. Shares may be redeemed at any time at net asset value as described herein. The Trust pays Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") a distribution fee for providing certain services in connection with the distribution of Trust shares. See "Purchase of Shares" and "Redemption of Shares."

     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, Tel. No.
(609) 282-2800, or from securities dealers that have entered into selected dealer agreements with the Distributor including Merrill Lynch. See "Purchase of Shares."
                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Trust that is relevant to making an investment in the Trust. This Prospectus should be retained for future reference. A statement containing additional information about the Trust, dated April 1, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Trust. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

ANNUAL TRUST OPERATING EXPENSES


  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997:
  Management Fees(a)........................................  0.35%
  Rule 12b-1 Fees(b)........................................  0.13%
  Other Expenses(c).........................................  0.17%
                                                              -----
Total Trust Operating Expenses..............................  0.65%
                                                              =====


---------------

(a) See "Management of the Trust -- Management and Advisory
    Arrangements" -- page 9.


(b) See "Purchase of Shares -- Distribution Plan" -- page 12.

(c) See "Management of the Trust -- Transfer Agency Services" -- page 10.

EXAMPLE:


                                                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                           --------------------------------------------
                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           -------    --------    --------    ---------
An investor would pay the following expenses on a
  $1,000 investment, assuming an operating expense
  ratio of 0.65% and a 5% annual rate of return
  throughout the periods..............................        $7         $21         $36          $81


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. This example should not be considered a representation of past or future expenses and actual expenses may be more or less than those assumed for purposes of the example.

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Trust by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended December 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Trust's audited financial statements. Further information about the performance of the Trust is contained in the Trust's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Trust at the telephone number or address on the front cover of this Prospectus.


                                          FOR THE YEAR ENDED DECEMBER 31,
                                          ------------
                                             1997
                                          ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $     1.00
                                          ----------
 Investment income -- net...............       .0503
 Realized and unrealized gain (loss) on
   investments -- net...................       .0001
                                          ----------
Total from investment operations........       .0504
                                          ----------
Less dividends and distributions:
 Investment income -- net...............      (.0503)
 Realized gain on investments -- net....          --+
                                          ----------
Total dividends and distributions.......      (.0503)
                                          ----------
Net asset value, end of year............  $     1.00
                                          ==========
Total Investment Return.................        5.16%
                                          ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         .65%
                                          ==========
Investment income and realized gain
 (loss) on investments -- net...........        5.03%
                                          ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).............................  $6,946,667
                                          ==========

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                             1996        1995        1994        1993         1992
                                          ----------  ----------  ----------  -----------  ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $     1.00  $     1.00  $     1.00  $      1.00  $     1.00
                                          ----------  ----------  ----------  -----------  ----------
 Investment income -- net...............       .0491       .0538       .0366        .0272       .0332
 Realized and unrealized gain (loss) on
   investments -- net...................      (.0003)      .0016      (.0012)       .0003       .0009
                                          ----------  ----------  ----------  -----------  ----------
Total from investment operations........       .0488       .0554       .0354        .0275       .0341
                                          ----------  ----------  ----------  -----------  ----------
Less dividends and distributions:
 Investment income -- net...............      (.0491)     (.0538)     (.0366)      (.0272)     (.0332)
 Realized gain on investments -- net....      (.0001)     (.0001)         --       (.0005)     (.0007)
                                          ----------  ----------  ----------  -----------  ----------
Total dividends and distributions.......      (.0492)     (.0539)     (.0366)      (.0277)     (.0339)
                                          ----------  ----------  ----------  -----------  ----------
Net asset value, end of year............  $     1.00  $     1.00  $     1.00  $      1.00  $     1.00
                                          ==========  ==========  ==========  ===========  ==========
Total Investment Return.................        5.05%       5.53%       3.73%        2.81%       3.45%
                                          ==========  ==========  ==========  ===========  ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         .64%        .67%        .65%         .65%        .64%
                                          ==========  ==========  ==========  ===========  ==========
Investment income and realized gain
 (loss) on investments -- net...........        4.88%       5.40%       3.67%        2.78%       3.48%
                                          ==========  ==========  ==========  ===========  ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).............................  $7,096,260  $7,079,355  $6,240,997  $ 6,523,187  $7,465,869
                                          ==========  ==========  ==========  ===========  ==========

                                                    FOR THE YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------
                                             1991         1990          1989          1988
                                          ----------   -----------   -----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $     1.00   $      1.00   $      1.00   $     1.00
                                          ----------   -----------   -----------   ----------
 Investment income -- net...............       .0556         .0771         .0860        .0695
 Realized and unrealized gain (loss) on
   investments -- net...................       .0029         .0010         .0005       (.0004)
                                          ----------   -----------   -----------   ----------
Total from investment operations........       .0585         .0781         .0865        .0691
                                          ----------   -----------   -----------   ----------
Less dividends and distributions:
 Investment income -- net...............      (.0556)       (.0771)       (.0860)      (.0691)
 Realized gain on investments -- net....      (.0029)*      (.0010)*      (.0005)*         --
                                          ----------   -----------   -----------   ----------
Total dividends and distributions.......      (.0585)       (.0781)       (.0865)      (.0691)
                                          ----------   -----------   -----------   ----------
Net asset value, end of year............  $     1.00   $      1.00   $      1.00   $     1.00
                                          ==========   ===========   ===========   ==========
Total Investment Return.................        6.02%         8.08%         9.05%        7.16%
                                          ==========   ===========   ===========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         .62%          .62%          .63%         .62%
                                          ==========   ===========   ===========   ==========
Investment income and realized gain
 (loss) on investments -- net...........        5.87%*        7.80%*        8.65%*       6.88%*
                                          ==========   ===========   ===========   ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).............................  $9,077,226   $10,180,436   $10,650,487   $9,130,343
                                          ==========   ===========   ===========   ==========


---------------
* Includes unrealized gain (loss).
+ Amount is less than $.0001 per share.

                               YIELD INFORMATION

     Set forth below is the Trust's yield information for the indicated seven-day periods, computed to include and exclude realized gains and losses for the applicable seven-day period, and information as to the compounded annualized yield, excluding gains and losses, for the same periods.


                                                                      SEVEN-DAY PERIOD ENDED
                                                              --------------------------------------
                                                              DECEMBER 31, 1997   FEBRUARY 28, 1998
                                                              -----------------   ------------------
Annualized Yield:
     Including gains and losses.............................         5.21%               5.08%
     Excluding gains and losses.............................         5.21%               5.08%
Compounded Annualized Yield.................................         5.35%               5.21%
Average maturity of portfolio at end of period..............       69 days             78 days


     The yield of the Trust refers to the income generated by an investment in the Trust over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Trust is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.


     The yield on Trust shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The Trust's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time.


     On occasion, the Trust may compare its yield to (1) yield data (including Donoghue's Domestic Prime and Eurodollar and Yankeedollar Funds Average) reported by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index(SM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data reported by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. As with other performance data, yield comparisons should not be considered indicative of the Trust's yield or relative performance for any future period.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Trust are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term money market securities. The investment objectives are fundamental policies of the Trust which may not be changed without a vote of the majority of the outstanding shares of the Trust.

     Investment in the Trust offers several potential benefits. The Trust seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from investments in short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. There can be no assurance that the investment objectives of the Trust will be realized. Certain expenses are borne by investors, including advisory and management fees, administrative costs and operational costs.

     In managing the Trust, Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in the yields between the various types of money market securities. The Trust seeks to enhance yield by purchasing and selling securities based on these yield disparities.


     The following is a description of some of the types of money market securities in which the Trust may invest:


     U.S. Government Securities. Marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

     U.S. Government Agency Securities. Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and certain international institutions that are not direct obligations of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government is not obligated to provide financial support to these instrumentalities.


     Bank Money Instruments. The Trust may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers' acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Trust. The Trust will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Trust treats bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

     Commercial Paper and Other Short-term Obligations. Commercial paper (including variable amount master demand notes and funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts, and other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage- or asset-backed instruments, such as pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgages; automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities.


     Foreign Short-term Debt Instruments. The Trust may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

     The following is a description of other types of investments or investment practices in which the Trust may invest or engage:


     Repurchase Agreements; Purchase and Sale Contracts. The Trust may invest in repurchase agreements or purchase and sale contracts involving the money market securities described above. Under such agreements, the counterparty agrees, on entering into the contract, to repurchase the security at a mutually agreed-on time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Trust does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Trust. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     Reverse Repurchase Agreements. The Trust may enter into reverse repurchase agreements which involve the sale of money market securities held by the Trust, with an agreement to repurchase the securities at an agreed-on price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Trust will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade debt securities having a value equal to the repurchase price.


     Lending of Portfolio Securities. The Trust may lend portfolio securities (with a value not in excess of 20% of its total assets) to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Trust receives the income on both the loaned securities and the collateral and thereby increases its yield.

     Preservation of capital is a prime investment objective of the Trust, and while the types of money market securities in which the Trust invests generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, purchase and sale contracts, reverse repurchase agreements and the lending of portfolio securities by the Trust, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price or to return the securities involved in such transactions, in which event the Trust may suffer time delays and incur costs or possible losses in connection with such transactions.

     Bank money instruments in which the Trust invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of the Trust's total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

     The Trust's investments in short-term "Government Securities" (as defined in Commission regulations) will be in instruments with a remaining maturity of 762 days (25 months) or less. The Trust's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Trust will determine the remaining maturity of its investments in accordance with Commission regulations. The dollar-weighted average maturity of the Trust's portfolio will not exceed 90 days. During the Trust's fiscal year ended December 31, 1996, the average maturity of its portfolio ranged from 45 days to 89 days.

     A Commission regulation ordinarily limits investments by the Trust in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, not more than 1% of its total assets. In addition, such regulation requires that not more than 5% of the Trust's total assets be invested in securities that do not have the highest rating.

     The Trust may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Trust enters into the commitment and the value of the security thereafter will be reflected in the calculation of the Trust's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Trust will be established with its custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment.


     Investment Restrictions. The Trust has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Among the more significant restrictions, the Trust may not: (1) purchase any securities other than (i) money market securities and (ii) other securities described under "Investment Objectives and Policies;" (2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or bank money instruments); (3)(i) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or U.S. Government agency securities) of any one issuer (including repurchase agreements and purchase and sale contracts with any one bank) except that up to 25% of the value of the Trust's total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation, or (ii) purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or U.S. Government agency securities, bank money instruments, repurchase agreements and purchase and sale contracts; (4) enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Trust's net assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days; and (5) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities; interest paid on such borrowings will reduce net income). The Trust will not purchase securities while borrowings described in investment restriction (5) are outstanding except to honor prior commitments.

                            MANAGEMENT OF THE TRUST

TRUSTEES


     The Trustees of the Trust consist of seven individuals, six of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act.


     The Trustees of the Trust are:


     ARTHUR ZEIKEL* -- Chairman of MLAM and its affiliate, Fund Asset Management, L.P. ("FAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     M. COLYER CRUM -- James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

     EDWARD H. MEYER -- Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

     JACK B. SUNDERLAND -- President and Director of American Independent Oil Company, Inc. (an energy company).

     J. THOMAS TOUCHTON -- Managing Partner of The Witt-Touchton Company (a private investment partnership).


     FRED G. WEISS -- Managing Director of FGW Associates and Director of Noven Corporation (a pharmaceutical company).

---------------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is owned and controlled by ML & Co., a financial services holding company, acts as the Manager for the Trust and provides the Trust with investment management services. The Asset Management Group of ML & Co. (which includes the Manager), acts as the investment adviser for more than 100 registered investment companies and provides investment advisory services to individual and institutional accounts. As of February 1998, the Asset Management Group had a total of approximately $476 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Manager.



     The agreement with the Manager (the "Management Agreement") provides that, subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Trust's portfolio and the Manager constantly reviews the Trust's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager subject to review by the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Trust.

     The Manager receives compensation at the annual rate of 0.50% of the portion of the Trust's average net assets not exceeding $500 million; this rate is reduced at several breakpoints for net assets in excess of $500 million. For the fiscal year ended December 31, 1997, the total management fee paid by the Trust to the Manager aggregated $25,839,319 (based on average net assets of approximately $7.3 billion) and the effective fee rate was 0.35%.



     Donaldo S. Benito is Vice President and Portfolio Manager of the Trust and is responsible for the day-to-day management of the Trust's investment portfolio. Mr. Benito has been a Portfolio Manager and Vice President of the Manager since 1985.



     The Management Agreement obligates the Trust to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal year ended December 31, 1997, the amount of such reimbursement was $366,592. For the fiscal year ended December 31, 1997, the ratio of total expenses to average net assets was 0.65%.


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Trust's transfer agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $15.00 per shareholder account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the shares in a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended December 31, 1997, the total fee paid by the Trust to the Transfer Agent pursuant to the Transfer Agency Agreement was $11,354,568.


                               PURCHASE OF SHARES

     The Trust is offering its shares without a sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Trust. If Federal Funds are available to the Trust prior to the determination of net asset value (generally 4:00 p.m., New York time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Trust or the Distributor.

     The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. The Trust may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian, and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent investment is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, referred to herein and in the Statement of Additional Information as "Employer Sponsored Retirement or Savings Plans." The minimum initial purchase with respect to other retirement plans and pension and profit-sharing plans is $100 and the minimum subsequent investment is $1. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

METHODS OF PAYMENT

     Payment Through Securities Dealers. Investment in the Trust may be made through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Trust on behalf of the investor and will supply the Trust with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day following the day the order is placed with Merrill Lynch, except that orders received through the Merrill Lynch Blueprint(SM) Program ("Blueprint") in some circumstances may be executed two business days following the day the order is placed with Merrill Lynch. Investments in the Trust through Blueprint may be made only through Merrill Lynch. Such orders should be sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Blueprint maintains a toll-free telephone number for inquiries: (800) 637-3766. Investors who are not placing orders through Blueprint and who desire same day effectiveness should utilize the Payment by Wire procedure described below. Investors with free cash credit balances (i.e., immediately available funds) in securities accounts of Merrill Lynch will not have their funds invested in the Trust until the day after the order is placed with Merrill Lynch and will not receive the daily dividend that would have been received had their funds been invested in the Trust on the day the order was placed with Merrill Lynch. Merrill Lynch has an order procedure pursuant to which investors can have the proceeds from the sale of listed securities invested in shares of the Trust on the day investors receive such proceeds in their Merrill Lynch securities accounts and can have the proceeds from the sale of most other securities invested in shares of the Trust on the day following the day investors receive such proceeds in their Merrill Lynch securities accounts.

     Payment by Wire. An expeditious method of investing in the Trust is available through the transmittal of Federal Funds by wire to the Transfer Agent. The Trust will not be responsible for delays in the wiring system. To purchase shares by wiring Federal Funds, payment should be wired to First Union National Bank of Florida. Shareholders should give their financial institutions the following wiring instructions: ABA #063000021, DDA #2112600061186, Merrill Lynch Financial Data Services, Inc. The wire should be identified as a payment to Merrill Lynch Ready Assets Trust and should include the shareholder's name and account number. Failure to submit the required information may delay investment. Investors are urged to make payment by wire in Federal Funds.

     Payment to the Transfer Agent. Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are made by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch Financial Data Services, Inc. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks.

DISTRIBUTION PLAN

     The Trust has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Trust is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of the average daily net asset value of Trust accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch Financial Consultants and other Merrill Lynch personnel for providing certain services to shareholders who maintain their Trust accounts through Merrill Lynch. The fee is for direct personal services to Trust shareholders. Under the Plan, as amended to date, Merrill Lynch, in its sole discretion, may expend out of the fee an amount not exceeding 0.01% of such average daily net asset value as reimbursement for expenditures incurred in advertising activities promoting the sale, marketing and distribution of the shares of the Trust.


     For the fiscal year ended December 31, 1997, $8,242,767 was paid to Merrill Lynch pursuant to the Plan (based on average daily net assets subject to the Plan of $7.3 billion).


                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with one of the procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value (generally 4:00 p.m., New York time) on any business day during which the New York Stock Exchange (the "NYSE") or New York banks are open for business, the redemption will be effective on such day and payment will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day thereafter. If notice of a redemption of shares held in connection with Blueprint is received by Merrill Lynch prior to the Trust's determination of net asset value, it will be effective on the business day following receipt of the redemption request. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the second business day thereafter.

     At various times, the Trust may be requested to redeem shares for which good payment has not yet been received (e.g., cash, Federal Funds or a certified check drawn on a U.S. bank). The Trust may delay, or cause to be delayed, the payment of redemption proceeds until such time as it or the Transfer Agent has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, the Trust reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

METHODS OF REDEMPTION

     Set forth below is information as to the five methods pursuant to which shareholders may redeem shares. In certain instances, the Transfer Agent may require documents in connection with redemptions.

     Redemption by Check. Shareholders may redeem shares by check in an amount not less than $500. At the shareholder's request, the Transfer Agent will provide the shareholder with checks drawn on the custody account of the Trust with its Custodian. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Trust as authority to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent.

     Shareholders will be subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. The Trust or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days' notice to participating shareholders. In order to be eligible for the redemption by check privilege, purchasers should check the box under the caption "Check Redemption Privilege" in the Purchase Application. The Transfer Agent will then send checks to the shareholder.

     Federal Funds Redemption. Shareholders also may arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, the shareholder must designate on his or her Purchase Application the domestic commercial bank and account number to receive the proceeds of his or her redemption and must have his or her signature on the Purchase Application guaranteed. The redemption request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent and, if received before the determination of net asset value of the Trust on any business day (generally 4:00 p.m., New York time) the redemption proceeds will be wired to the investor's pre-designated bank account on the next business day. Shareholders may effect Federal Funds redemptions by telephoning the Transfer Agent toll-free at (800) 221-7210. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, the Trust may be liable for any losses due to fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. The investor must independently verify this information at the time the redemption request is made.

     Repurchase Through Securities Dealers. The Trust will repurchase shares through securities dealers. The Trust normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that such request for repurchase is received from the dealer prior to the determination of net asset value of the Trust (generally 4:00 p.m., New York time) on any business day. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust; however, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Redemption of Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by submitting a written notice by mail directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Investors whose shares are held through Blueprint also may effect notice of redemption by telephoning Merrill Lynch toll-free at (800) 637-3766. The Trust reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. The Trust will promptly notify any shareholder of any rejection of a repurchase with respect to his or her shares. For shareholders repurchasing through their securities dealer, payment will be made by the Transfer Agent to the dealer.


     Regular Redemption. Shareholders may redeem shares by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are made by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Trust. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient.


     Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure applicable to shareholders of the Trust who maintain securities accounts with Merrill Lynch. Merrill Lynch may utilize this procedure, which is not applicable to margin accounts, to satisfy amounts due it by the shareholder as a result of account fees and expenses owed to Merrill Lynch or one of its affiliates or as a result of purchases of securities or other transactions in the shareholder's securities account. Under this procedure, unless the shareholder notifies Merrill Lynch to the contrary, the shareholder's Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Trust (generally 4:00 p.m., New York time) after application of any cash balances in the account, a sufficient number of Trust shares will be redeemed at the net asset value, as determined on that day, to satisfy any amounts for which the shareholder is obligated to make payment to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the business day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption, except that, unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Trust shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Trust's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.
                            ------------------------

     Due to the relatively high cost of maintaining accounts of less than $1,000, the Trust reserves the right to redeem shares in any account for their then current value (which will be promptly paid to the shareholder), if at any time the total investment does not have a value of at least $1,000. Shareholders will be notified that the value of their account is less than $1,000 and allowed two months to make an additional investment before the redemption is processed. In such event, the $1,000 minimum on subsequent investments will not be applicable.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services, described below, that are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust, the Distributor or Merrill Lynch. Included in such services are the following:

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent toll-free at
(800) 221-7210. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Exchange Privilege. U.S. shareholders of the Trust have an exchange privilege with Class D shares of certain other mutual funds advised by the Manager or FAM ("MLAM-advised mutual funds"). Alternatively, shareholders may exchange shares of the Trust for Class A shares of certain of the MLAM-advised mutual funds if the shareholder holds any Class A shares of a fund in the account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. Shareholders of the Trust also may exchange shares of the Trust into shares of certain other MLAM-advised money market funds specifically designated as available for exchange by holders of Trust shares. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

     Accrued Monthly Payout Plan. Shareholders desiring their dividends in cash may enroll in this plan and receive monthly cash payments resulting from the redemption of the shares received on dividend reinvestments during the month.

     Systematic Withdrawal Plan. A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis.

     Automatic Investment Plan. Regular additions may be made to an investor's Investment Account by prearranged charges to his or her regular bank account at a minimum of $50 per month.

     Retirement Plans. Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Trust and in certain of the other mutual funds whose shares are distributed by the Distributor, as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. In addition, eligible shareholders of the Trust may participate in a variety of qualified employee benefit plans which are available from the Distributor. The minimum initial purchase to establish any such plan is $100.

FEE-BASED PROGRAMS

     Trust shares may be held in certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

                             PORTFOLIO TRANSACTIONS

     The money market securities in which the Trust invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Trust will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis.


     The Commission has issued an exemptive order permitting the Trust to conduct certain principal transactions with Merrill Lynch Government Securities, Inc. or its subsidiary, Merrill Lynch Money Markets, Inc. subject to certain terms and conditions. During the fiscal year ended December 31, 1997, the Trust engaged in 40 transactions pursuant to such orders aggregating approximately $1.2 billion.

                             ADDITIONAL INFORMATION

DIVIDENDS

     Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Trust is determined, the net asset value per share of the Trust normally remains constant at $1.00 per share. Fluctuations in value may be reflected in the number of outstanding shares in the shareholder's account.

     Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less the estimated expenses of the Trust applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the Trust is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., New York time. The net asset value per share is computed pursuant to the "penny-rounding" method by dividing the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities by the total number of shares outstanding at such time. The result of this computation will be rounded to the nearest whole cent. It is anticipated that net asset value will remain constant at $1.00 per share, although this cannot be assured.


     The money market securities in which the Trust invests are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, i.e., by valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

TAXES

     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Trust will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Trust intends to distribute substantially all of such income.

     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Distributions by the Trust, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.


     If the value of assets held by the Trust declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Trust shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Trust, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

ORGANIZATION OF THE TRUST

     The Trust was organized on May 14, 1987 under the laws of the Commonwealth of Massachusetts. The Trust is a successor to a Massachusetts business trust of the same name organized on January 21, 1975. It is a no-load, diversified, open-end investment company. The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders. Shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of the Trustees and on other matters submitted to a vote of shareholders.

     The Declaration of Trust of the Trust does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.


YEAR 2000 ISSUES



     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Trust could be adversely affected if the computer systems used by the Manager or other Trust service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Trust at current levels. In addition, the Manager has sought assurances from the

Trust's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Trust's other service providers have anticipated every step necessary to avoid any adverse effect on the Trust attributable to the Year 2000 Problem.


SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45290
                         Jacksonville, FL 32232-5290

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.
                            ------------------------

     The Declaration of Trust establishing the Trust, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Ready Assets Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.


MERRILL LYNCH READY ASSETS TRUST PURCHASE APPLICATION            -
                                                        --------   ------------

                                                            READY ASSETS TRUST ACCOUNT NUMBER
                                                           (IF ACCOUNT IS ALREADY ESTABLISHED)

TYPE OF                    ACCOUNT OWNER(S) AND OTHER INFORMATION
ACCOUNT                    INDIVIDUAL OR JOINT ACCOUNT

Check appropriate          ------------------------------------------------------------------------------------------------------
box:                       First Name              MI   Last Name                   Tax ID or Social Security No.
  [ ] Single
  [ ] Joint                ------------------------------------------------------------------------------------------------------
  [ ] UGMA/UTMA            Joint Tenant's First name   MI   Last Name
  [ ] Estate               Joint tenants with rights of survivorship (not tenants in
  [ ] Trust*               common) will be presumed unless otherwise specified. No
  [ ] Corporation*         joint tenants with right of survivorship registrations are
  [ ] Partnership*         permitted for residents of Louisiana.
  [ ] Transfer On          ------------------------------------------------------------------------------------------------------
      Death*               GIFT/TRANSFER TO MINOR ACCOUNTS--UGMA/UTMA
  [ ] Other* -----------
                           ------------------------------------------------------------------------------------------------------
FOR CERTAIN ACCOUNTS (*)   Custodian's Name (one only)         Under Uniform Gift/Transfer to Minors Act of (State)
  ADDITIONAL
DOCUMENTATION MAY          ------------------------------------------------------------------------------------------------------
BE REQUIRED, PLEASE        Minor's Name (one only)            Minor's Social Security Number
SEE ADDITIONAL
INFORMATION ON PAGE 23     ------------------------------------------------------------------------------------------------------
                           CORPORATE, PARTNERSHIP, TRUST OR OTHER ACCOUNTS

                           ------------------------------------------------------------------------------------------------------
                           Exact Name of Corporation, Partnership, Trust or other
                           Organization Taxpayer Identification Number

                           ------------------------------------------------------------------------------------------------------
                           Trustee Accounts Only: Name(s) of all Trustee(s) required by trust agreement to sell/purchase shares

                           ------------------------------------------------------------------------------------------------------
                           Date of Trust Agreement                             Taxpayer Identification Number of Trust

                           ------------------------------------------------------------------------------------------------------
                           Name of Trust (Trust Registrations only)                 For the benefit of (Name of Beneficiary)

                           ------------------------------------------------------------------------------------------------------
                           For multiple trustees, provide additional names required in registration on a separate sheet and attach.

                           ------------------------------------------------------------------------------------------------------
                           MAILING ADDRESS

                           ------------------------------------------------------------------------------------------------------
                           Street Address                                          Apt. Number

                           ------------------------------------------------------------------------------------------------------
                            City                                           State                               Zip
                            (      )                                       (      )
                            -----------------------------------------------------------------------------------------------------
                            Daytime Phone                                  Home Phone
                            Citizenship
                            [ ] US   [ ] Resident Alien   [ ] Non Resident Alien (indicate Country of residence)
                                                          --------------------------------------------------------------

CHECK                      I hereby request and authorize Merrill Lynch Financial Data
REDEMPTION                 Services, Inc. (the "Transfer Agent") to honor checks drawn
PRIVILEGE                  by me on my Merrill Lynch Ready Assets Trust (the "Trust")
Check box  [ ]             account subject to acceptance by the Trust, with payment
                           therefor to be made by redeeming sufficient shares in my
                           account without a signature guarantee. The Transfer Agent
                           and the Trust do hereby reserve all of their lawful rights for honoring checks drawn by me and for effecting
                           redemptions pursuant to the Check Redemption Privilege. I
                           understand that this election does not create a checking or other bank account relationship between myself and the
                           Transfer Agent or the Trust and that the relationship
                           between myself and the Transfer Agent is that of
                           shareholder-transfer agent.

                           For Joint Account: Check here whether any owner [ ] is
                           authorized, or all owners [ ] are required to sign checks.

                           If you select the Check Redemption Privilege, a supply of
                           checks imprinted with your name and shareholder account
                           number will be sent to you in approximately 10 days. YOU
                           SHOULD BE CERTAIN THAT A SUFFICIENT NUMBER OF SHARES ARE
                           HELD BY THE TRANSFER AGENT IN YOUR ACCOUNT TO COVER THE
                           AMOUNT OF ANY CHECK DRAWN BY YOU. IF INSUFFICIENT SHARES ARE
                           IN THE ACCOUNT, THE CHECK WILL BE RETURNED MARKED
                           INSUFFICIENT FUNDS.

                           Since the aggregate dollar value of your account fluctuates daily, the total value of your account cannot be determined in advance and the account cannot be fully redeemed by
                           check. If the Check Redemption Privilege is being requested for an account in the name of a corporation, trust or other organization, additional documents will be required. (See
                           ADDITIONAL INFORMATION on pg. 23)
---------------------------------------------------------------------------------------
FEDERAL                    The undersigned hereby authorize(s) and direct(s) Merrill
FUNDS                      Lynch Financial Data Services, Inc. (the "Transfer Agent")
REDEMPTION                 to act on telephonic, telegraphic, or other instructions
Check box  [ ]             (without signature guarantee) from any person representing
Signature Guarantee        himself to be either the investor or any authorized
required for this option   representative of the investor, directing redemption of
                           shares in an amount of $5,000.00 or more of Merrill Lynch
                           Ready Assets Trust (the "Trust") held by the Transfer Agent on behalf of the undersigned, and to transmit the proceeds by wire only to the bank account designated below. Any
                           change in the bank account designated to receive redemption proceeds shall require a signature guarantee. A national
                           bank, trust company or a member of the Federal Reserve
                           system may guarantee a signature. A commercial bank or trust company located in or having a correspondent in New York
                           City, a member firm of a national securities exchange or a member of the National Association of Securities Dealers,
                           Inc. may also guarantee a signature. PLEASE NOTE THAT A
                           NOTARY PUBLIC'S SEAL DOES NOT CONSTITUTE A SIGNATURE
                           GUARANTEE. The investor understands and agrees that the
                           Trust and the Transfer Agent reserve the right to refuse any instructions. The Transfer Agent requires additional
                           documentation from corporations, partnerships, trustees and similar institutional investors in addition to this
                           authorization (see ADDITIONAL INFORMATION on pg. 23 to
                           establish this privilege). Absent its own negligence, and so long as reasonable procedures to confirm the validity of
                           telephoned instructions are employed, neither the Trust nor the Transfer Agent shall be liable for any redemption caused by unauthorized instructions. Investors may effect notice of this type of redemption by telephoning the Transfer Agent
                           toll-free at (800) 221-7210. Shares which are being
                           repurchased through securities dealers will not qualify for
                           Federal Funds redemption.

                           PLEASE PROVIDE THE FOLLOWING INFORMATION IF THE ABOVE BOX IS
                           CHECKED. Your bank must be a member of the Federal Reserve or have a correspondent banking relation with a bank that
                           does belong to the Federal Reserve.

                           ENCLOSE A COPY OF YOUR PERSONAL CHECK (MARKED "VOID") FOR
                           THE BANK ACCOUNT LISTED BELOW:

                           ----------------------------------------------------------------------------
                           Your Bank Name                                          Bank Routing Code

                           ----------------------------------------------------------------------------
                           Your Account Name                                       Your Account Number

                           ----------------------------------------------------------------------------
                           Your Bank Address  City                 State                    Zip Code

                           ----------------------------------------------------------------------------
                           Correspondent Bank Name                              Routing Code

                           (complete if your bank is not a member of the Federal
                           Reserve)

ACCRUED MONTHLY            The undersigned hereby authorizes and directs Merrill Lynch
PAYOUT PLAN                Financial Data Services, Inc. to redeem on the last Friday
Check box  [ ]             of the month all shares purchased during such month through the daily reinvestment of dividends and distributions and
                           send the proceeds to me.
---------------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL      To establish this feature, minimum balance requirements are:
PLAN                       $10,000.00 for monthly disbursements and $5,000.00 for
Check box  [ ]             quarterly disbursements of shares in Merrill Lynch Ready
Signature Guarantee        Assets Trust at cost or current offering price. IN ADDITION,
required for this option   YOUR SIGNATURE(S) MUST BE GUARANTEED TO ESTABLISH THIS PLAN.
                           A national bank, trust company or a member of the Federal
                           Reserve system may guarantee a signature. A commercial bank or trust company located in or having a correspondent in New
                           York City, a member firm of a national securities exchange or a member of the National Association of Securities
                           Dealers, Inc. may also guarantee a signature. PLEASE NOTE
                           THAT A NOTARY PUBLIC'S SEAL DOES NOT CONSTITUTE A SIGNATURE
                           GUARANTEE. This option is only available if you do not
                           select the Accrued Monthly Payout Plan. The undersigned
                           hereby authorizes and directs Merrill Lynch Financial Data
                           Services, Inc. on (check only one in each category):
                           A: [ ] the 24th of each month OR
                              [ ] March 24th, June 24th, September 24th and December 24th
                           B: [ ] to redeem a sufficient number of shares in my account
                                  to generate redemption proceeds of $        OR
                              [ ] to redeem     % of the shares in my account on such date.
                           C: [ ] Pay the redemption proceeds by check payable to the order of the registered owner(s) OR
                              [ ] other

                           -------------------------------------------------------------------
                           Name

                           -------------------------------------------------------------------
                           Address

                           -------------------------------------------------------------------
                           City                                    State             Zip Code

----------------------------------------------------------------------------------------------
ADDITIONAL                 - Corporations--"Certification of Corporate Resolution,"
INFORMATION                  indicating the names and titles of officers authorized to
                             write checks, must be signed by an officer other than one
                             empowered to execute transactions, with his/her signature
                             guaranteed and the corporate seal affixed.

                           - Partnerships--"Certificate of Partnership," naming the
                             partners and the required number that may act in accordance with the terms of the Partnership Agreements is to be
                             executed by a general partner with his/her signature
                             guaranteed.

                           - Trusts--"Certification of Trustees," naming the trustees and the required number that may act in accordance with the terms of the Trust Agreement, must be executed by a
                             certifying trustee with his/her signature guaranteed.

                           - Transfer On Death--"Transfer on Death Beneficiary Form,"
                             must be completed by the account holder(s) with the
                             signature(s) guaranteed.

                           - If you are adding or reinstating the Federal Funds
                             Redemption and/or the Systematic Withdrawal Plan options,
                             the signature(s) must be guaranteed in the space provided
                             below. A national bank, trust company or a member of the
                             Federal Reserve system may guarantee a signature. A
                             commercial bank or trust company located in or having a
                             correspondent in New York City, a member firm of a
                             national securities exchange or a member of the National
                             Association of Securities Dealers, Inc. may also guarantee a signature. PLEASE NOTE THAT A NOTARY PUBLIC'S SEAL DOES
                             NOT CONSTITUTE A SIGNATURE GUARANTEE.

REQUIRED                   By the execution of this Purchase Application, the investor
SIGNATURES                 represents and warrants that the investor has full right,
                           power and authority to make the investment applied for
                           pursuant to this Application, and the person or persons
                           signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to
                           purchase or redeem shares of Merrill Lynch Ready Assets
                           Trust (the "Trust") on behalf of the investor. The investor hereby affirms that he or she has received a current Trust
                           Prospectus and appoints Merrill Lynch Financial Data
                           Services, Inc. as his or her agent to receive dividends and distributions for their automatic reinvestment in additional
                           Trust shares.

                            X   ---------------------------------   ---------------------------------   ---------
                                Print Name                          Signature of Investor                    Date

                            X
                                ---------------------------------   ---------------------------------   ---------
                                                                    Signature of Joint Registrant, if
                                Print Name                          any                                      Date

                            Signature(s) Guaranteed: (for those electing the Federal Funds Redemption or
                            Systematic Withdrawal Plan)

                            AFFIX SIGNATURE GUARANTEE HERE:

                                       By: ------------------------------------------------
                                                      (Authorized Signatory)
---------------------------------------------------------------------------------------
TAX CERTIFICATION          Under penalties of perjury, I certify that:

                           1.  The number shown on this form is my correct Taxpayer
                           Identification Number (or I am waiting for a number to be
                           issued to me), and 2. I am not subject to backup withholding
                           (as discussed in the Prospectus under "Additional
                           Information--Taxes") either because: (a) I am exempt from
                           backup withholding, or (b) I have not been notified by the
                           Internal Revenue Service (the "IRS") that I am subject to
                           backup withholding as a result of failure to report all
                           interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           [ ] Please check box and write in the word exempt if you are exempt from backup withholding. ---------------------

                           CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting
                           interest or dividends on your tax return. By your signature below, you authorize the furnishing of this certification to other mutual funds sponsored by Merrill Lynch Asset
                           Management or its affiliates.

                            X   ------------------------------   ---------  ------------------------------------------
                                Signature                        Date       Title (For Special Accounts, e.g. Trustee)


                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                                    MANAGER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

------

  NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                       PAGE
                                       ----
Fee Table............................     2
Financial Highlights.................     3
Yield Information....................     4
Investment Objectives and Policies...     4
Management of the Trust..............     9
  Trustees...........................     9
  Management and Advisory
     Arrangements....................     9
  Transfer Agency Services...........    10
Purchase of Shares...................    10
  Methods of Payment.................    11
  Distribution Plan..................    12
Redemption of Shares.................    12
  Methods of Redemption..............    13
Shareholder Services.................    15
  Fee-Based Programs.................    16
Portfolio Transactions...............    16
Additional Information...............    17
  Dividends..........................    17
  Determination of Net Asset Value...    17
  Taxes..............................    17
  Organization of the Trust..........    19
  Year 2000 Issues...................    19
  Shareholder Reports................    19
  Shareholder Inquiries..............    20
Purchase Application.................    21



                                                               Code # 10053-0498


    (Merrill Lynch Logo)

    MERRILL LYNCH
    READY ASSETS TRUST

                                                        [MLYNCH COMPASS GRAPHIC]

    Merrill Lynch Ready


    Assets Trust is organized


    as a Massachusetts business


    trust. It is not a bank nor


    does it offer fiduciary or


    trust services. Shares of the


    Trust are not equivalent to


    a bank account. A share-


    holder's investment in the


    Trust is not insured by any


    Government agency.

    PROSPECTUS


    April 1, 1998


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

    This prospectus should be
    retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                        MERRILL LYNCH READY ASSETS TRUST
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 -- PHONE NO. (609) 282-2800

                            ------------------------

     The Trust is a no-load money market fund, organized as a Massachusetts business trust, that seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives available from investing in a diversified portfolio of short-term money market securities. Portfolio securities principally consist of short-term U.S. Government securities, U.S. Government agency securities, bank money instruments, corporate debt instruments, including commercial paper and variable amount master demand notes, and repurchase and reverse repurchase agreements. The Trust shares common goals with those investors who seek to put reserve assets to work in an income producing and prudent manner and to make those assets readily available without penalty. There can be no assurance that the investment objectives of the Trust will be realized. The Trust pays Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") a distribution fee for providing certain services in connection with the distribution of Trust shares. See "Purchase of Shares."

                            ------------------------


     This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the prospectus of the Trust, dated April 1, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            ------------------------


     The date of this Statement of Additional Information is April 1, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Trust are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term money market securities. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Trust.


     As discussed in the Prospectus, the Trust may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve investment risks additional to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of principal and the payment of interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Trust may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Trust held overseas will be held by foreign branches of the Custodian for the Trust's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's manager, Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Trust will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations. As discussed in the Prospectus, the Trust may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.



     Also as discussed in the Prospectus, the Trust may invest in money market securities pursuant to repurchase agreements or purchase and sale contracts. Under such agreements, the counterparty agrees, on entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Trust does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a conventional repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Trust and, if the seller should fail to repurchase the security, the Trust retains ownership of the security. The Trust would also retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent on intervening fluctuations of the market value of such security and accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     The Trust's investments in short-term "Government Securities" (as defined in Commission regulations) will be in instruments with a remaining maturity of 762 days (25 months) or less. The Trust's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., IBCA Limited and its affiliate, IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Trust will determine the remaining maturity of its investments in accordance with Commission regulations.

     In addition to the investment restrictions set forth in the Prospectus, the Trust has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust may not (1) make investments for the purpose of exercising control or management; (2) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (3) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (5) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided that the Trust may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (7) below; (7) lend its portfolio securities in excess of 20% of its total assets, taken at market value, provided that such loans are made according to the guidelines of the Securities and Exchange Commission and the Trust's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned; (8) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements with respect to which see (12) below) (usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities; interest paid on such borrowings will reduce net income);
(9) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Trust's total assets, taken at market value (although the Trust has the authority to mortgage, pledge or hypothecate up to 25% of total assets under this investment restriction (9), as a matter of operating policy, it will not mortgage, pledge or hypothecate in excess of 10% of net assets in order to comply with the requirements of certain state securities commissions); (10) invest in securities (except for repurchase agreements, purchase and sale contracts or variable amount master demand notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities; (11) act as an underwriter of securities; (12) enter into reverse repurchase agreements if, as a result thereof, the Trust's obligations with respect to reverse repurchase agreements would exceed one-third of the Trust's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements). The Trust will not purchase securities while borrowings described in investment restriction (8) are outstanding except to honor prior commitments.

     Lending of Portfolio Securities. Subject to investment restriction (7) above, the Trust may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or cash equivalents which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be invested in short-term securities, the income from which will increase the return to the Trust. The Trust will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Trust may pay reasonable fees to persons unaffiliated with the Trust in connection with the arranging of such loans.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees, executive officers and portfolio manager of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Trustee and the portfolio manager is c/o P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (65) -- President and Trustee(1)(2) -- Chairman of the Manager and Fund Asset Management, L.P. ("FAM") (which terms, as used herein, include their corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.



     DONALD CECIL (71) -- Trustee(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     M. COLYER CRUM (65) -- Trustee(2) -- 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.



     EDWARD H. MEYER (71) -- Trustee(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors, Inc. and Harman International Industries, Inc.



     JACK B. SUNDERLAND (69) -- Trustee(2) -- P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.



     J. THOMAS TOUCHTON (59) -- Trustee(2) -- Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).



     FRED G. WEISS (56) -- Trustee(2) -- 5141 Via de Amalfi Drive, Boca Raton, Florida 33496. Managing Director of FGW Associates since 1997; Vice President, Planning, Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Noven Corporation (a pharmaceutical company) since 1997.



     TERRY K. GLENN (57) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.

     JOSEPH T. MONAGLE, JR. (49) -- Senior Vice President(1)(2) -- Senior Vice President and Department Head of the Global Fixed Income Division of the Manager and FAM since 1990; Vice President of the Manager from 1978 to 1990; Senior Vice President of Princeton Services since 1993.



     KEVIN J. MCKENNA (41) -- Senior Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997.



     DONALDO S. BENITO (52) -- Vice President and Portfolio
Manager(1)(2) -- Vice President of the Manager since 1985.



     DONALD C. BURKE (37) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997 and Director of Taxation of the Manager since 1990.



     GERALD M. RICHARD (48) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.



     THOMAS D. JONES, III (33) -- Secretary(1)(2) -- Vice President of the Manager since 1998. Attorney with the Manager since 1992.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or FAM acts as investment adviser.


     At February 28, 1998, the Trustees and the officers of the Trust as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Trust. At such date, Mr. Zeikel, an officer and Trustee of the Trust, and the other officers of the Trust, owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     Pursuant to the terms of its management agreement with the Trust (the "Management Agreement"), the Manager pays all compensation of all officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each Trustee who is not affiliated with the Manager (each a "non-affiliated Trustee") an annual fee of $14,000 plus a fee of $2,000 for each meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. Additionally, the Trust has established an Audit and Nominating Committee (the "Committee") of the Board of Trustees of which all of the non-affiliated Trustees are members. Each member of such Committee receives an annual fee of $5,000 and the chairman of such Committee receives an additional annual fee of $2,500. The total fees and expenses of the non-affiliated Trustees aggregated $137,773 for the fiscal year ended December 31, 1997.

     The following table sets forth, for the fiscal year ended December 31, 1997, compensation paid by the Trust to the non-affiliated Trustees and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Trustees.



                                                                  PENSION OR          TOTAL COMPENSATION
                                                AGGREGATE     RETIREMENT BENEFITS       FROM TRUST AND
                                               COMPENSATION     ACCRUED AS PART        MLAM/FAM ADVISED
               NAME OF TRUSTEE                  FROM TRUST     OF TRUST EXPENSES    FUNDS PAID TO TRUSTEES
               ---------------                 ------------   -------------------   ----------------------
Donald Cecil(1)..............................    $29,500             None                  $275,850
M. Colyer Crum(1)............................    $27,000             None                  $115,600
Edward H. Meyer(1)...........................    $27,000             None                  $222,100
Jack B. Sunderland(1)........................    $27,000             None                  $132,600
J. Thomas Touchton(1)........................    $27,000             None                  $132,100
Fred G. Weiss(1)(2)..........................    $     0             None                  $      0


---------------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (33 registered investment companies consisting of 33 portfolios), Mr. Crum (15 registered investment companies consisting of 15 portfolios), Mr. Meyer (33 registered investment companies consisting of 33 portfolios), Mr. Sunderland (18 registered investment companies consisting of 30 portfolios), Mr. Touchton (18 registered investment companies consisting of 30 portfolios) and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).



(2) Mr. Weiss was elected a Trustee of the Trust on February 3, 1998.


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust -- Management and Advisory Arrangements" in the Prospectus for certain information concerning management and advisory arrangements of the Trust.


     Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of the Trust's portfolio and constantly reviews the Trust's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Trust.



     The Manager has access to the expertise of its affiliate, Merrill Lynch Government Securities, Inc. ("GSI"), which is a wholly-owned subsidiary of ML & Co. In terms of dollar volume of trading, GSI is one of the largest dealers in U.S. Government securities and U.S. Government agency securities, acting both as a primary dealer and a secondary market trader. GSI is one of the reporting dealers in U.S. Government securities who report their daily position and activity to the Federal Reserve Bank of New York. A subsidiary of GSI acts as a dealer in other money market securities including bankers' acceptances, certificates of deposit and commercial paper. In addition, the total securities and economic research facilities of Merrill Lynch are available to the Manager.


     Securities held by the Trust also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or its affiliate, FAM, acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Trust or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its subsidiary during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     As compensation for its services to the Trust, the Manager receives a fee from the Trust at the end of each month at the following annual rates:

     Portion of average daily value of net assets:

                                                               RATE
                                                              ------
Not exceeding $500 million..................................  0.500%
In excess of $500 million but not exceeding $1 billion......  0.400%
In excess of $1 billion but not exceeding $5 billion........  0.350%
In excess of $5 billion but not exceeding $10 billion.......  0.325%
In excess of $10 billion but not exceeding $15 billion......  0.300%
In excess of $15 billion but not exceeding $20 billion......  0.275%
In excess of $20 billion....................................  0.250%


     For the fiscal years ended December 31, 1995, 1996 and 1997, the total management fees paid by the Trust to the Manager aggregated $24,584,276, $26,214,794 and $25,839,319, respectively.



     The Manager is obligated to provide investment advisory services, to furnish administrative services, office space and facilities for management of the Trust's affairs, to pay all compensation of officers of the Trust as well as all Trustees of the Trust who are affiliated persons of ML & Co. and its subsidiaries, and to bear the costs and expenses of the advertising of the Trust. The Trust pays all other expenses incurred in the operation of the Trust (except for certain expenses incurred by the Distributor -- see "Purchase of Shares"), including, among other things, taxes, expenses for legal, auditing and accounting services, allocated portions of clerical salaries related to Trust activities, costs of printing of prospectuses and statements of additional information (to the extent not paid by the Distributor), shareholder reports and proxy statements, charges of the custodian and transfer agent, expenses of redemption of shares, expenses of registering and qualifying shares for sale under Federal, state and other laws, costs of conducting shareholder relations, fees and actual out-of-pocket expenses of unaffiliated Trustees, interest, brokerage costs and other expenses properly payable by the Trust. Accounting services are provided to the Trust by the Manager, and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal year ended December 31, 1997, $366,592 was required to be reimbursed.



     For information as to the fee to be paid by the Trust to Merrill Lynch pursuant to the Shareholder Servicing Plan and Agreement, see the Prospectus under "Purchase of Shares -- Distribution Plan" and below under "Purchase of Shares -- Distribution Plan."


     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager (as defined in the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding voting shares of the Trust and (b) by a majority of Trustees who are not parties to such contract or "interested persons" (as defined in the Investment Company
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the Trust.


                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Trust shares.

     The Trust is offering its shares without a sales charge at a public offering price equal to the net asset value next determined after a purchase order becomes effective. Share purchase orders are effective on the day Federal Funds become available to the Trust. The Trustees anticipate that the net asset value will remain constant at $1.00 per share and that fluctuations in value will be reflected in the number of outstanding shares in the shareholder's account rather than in the per share dollar value. See "Determination of Net Asset Value." Generally, the minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase in connection with such plans is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, referred to herein and in the Prospectus as "Employer Sponsored Retirement or Savings Plans." For accounts advised by banks and registered investment advisers, including the Manager, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. Any order may be rejected by the Distributor or the Trust.

     The Distributor acts as the distributor in the continuous offering of the Trust's shares. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into a selected dealer agreement. Securities dealers may charge investors a fee in connection with such transactions. Merrill Lynch has informed the Trust that it does not charge such a fee.

     The Trust's distribution agreement with the Distributor is renewable annually, and may be terminated upon 60 days' written notice by either party. Under such agreement, after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also will pay for other supplementary sales literature.

     It is the Trust's policy to be invested as fully as reasonably practicable at all times to maximize the yield on the Trust's portfolio. The money markets in which the Trust will purchase and sell portfolio securities normally require immediate settlement of transactions in Federal Funds. Federal Funds are a commercial bank's deposits in a Federal Reserve Bank and can be transferred from one member bank's account to that of another member bank on the same day and thus are considered to be immediately available funds. Orders for the purchase of Trust shares shall become effective on the day Federal Funds become available to the Trust and the shares being purchased will be issued at the net asset value per share next determined. If Federal Funds are available to the Trust prior to the determination of net asset value (generally 4:00 p.m., New York time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

DISTRIBUTION PLAN

     The Trust has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Trust is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of the average daily net asset value of Trust accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch Financial Consultants and other Merrill Lynch personnel for providing direct personal services to shareholders of the Trust. Under the Plan, as amended to date, Merrill Lynch, in its sole discretion, may expend out of the fee an amount not exceeding 0.01% of the average daily net asset value as reimbursement for expenditures incurred in advertising activities promoting the sale, marketing and distribution of the shares of the Trust.


     The Trustees believe that the Trust's expenditures under the Plan benefit the Trust and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Trust shares. For the fiscal years ended December 31, 1995, 1996 and 1997, $7,712,779, $8,008,404 and
$8,242,767, respectively, was paid to Merrill Lynch pursuant to the Plan. All of the amounts expended for the years ended December 31, 1995, 1996 and 1997 were allocated to Merrill Lynch Financial Consultants, other Merrill Lynch personnel and related administrative costs.


     Among other things, the Plan provides that Merrill Lynch shall provide and the Trustees of the Trust shall review quarterly reports of the distribution expenditures made by Merrill Lynch pursuant to the Plan. In their consideration of the Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Trust and its shareholders. The Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. The Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Trust. Finally, the Plan cannot be amended to increase materially the amount to be spent by the Trust thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the repurchase and redemption of Trust shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Trust of securities owned by it is not reasonably practicable or
(B) it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Trust. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

     The total value of the shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Trust at such time and income earned.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees of the Trust, the Manager is primarily responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover.

     The money market securities in which the Trust invests are traded primarily in the over-the-counter ("OTC") market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, the Trust will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions usually are principal transactions, affiliated persons of the Trust, including GSI and Merrill Lynch, may not serve as the Trust's dealer in connection with such transactions except pursuant to the exemptive orders described below. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis.

     The Commission has issued an exemptive order permitting the Trust to conduct principal transactions with GSI in U.S. Government and U.S. Government agency securities and with a subsidiary of GSI in certificates of deposit and other short-term money market instruments and commercial paper. This order contains a number of conditions, including conditions designed to ensure that the price to the Trust from GSI or its subsidiary is equal to or better than that available from other sources. GSI and its subsidiary have informed the Trust that they will in no way, at any time, attempt to influence or control the activities of the Trust or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary,

Merrill Lynch Money Markets Inc., to receive a dealer spread on any transaction with the Trust no greater than their customary dealer spread for transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved. During the fiscal year ended December 31, 1995, the Trust engaged in 48 such transactions aggregating approximately $1.8 billion. During the fiscal year ended December 31, 1996, the Trust engaged in 40 such transactions aggregating approximately $1.7 billion. During the fiscal year ended December 31, 1997, the Trust engaged in 40 such transactions aggregating approximately $1.2 billion.


     The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Trust expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive orders described above could be offset against the management fee payable by the Trust to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     The Trust does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Trust is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., New York time. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed pursuant to the "penny-rounding" method by adding the value of all securities held by the Trust plus any cash or other assets (including interest accrued but not yet received), deducting all liabilities (including accrued expenses), dividing by the total number of shares outstanding at such time and rounding the result to the nearest whole cent. Expenses, including the fees payable to the Manager, are accrued daily.


     The Trust values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Trust are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

     In accordance with Commission regulations applicable to the valuation of its portfolio securities, the Trust will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of

Government Securities, as defined in those regulations, which may have remaining maturities of up to 762 days (25 months). The Trust will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Trust's price per share as computed for the purposes of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a "penny-rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists that may result in the material dilution or other unfair results to investors or existing shareholders, the Trust will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Trust by having each shareholder proportionately contribute shares to the Trust's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant penny-rounded net asset value of $1.00 per share, the shareholders will contribute proportionately to the Trust's capital the number of shares which represents their proportionate shares of the difference between the portfolio's fair market value and net asset value based on $1.00 per share. Each shareholder will be deemed to have agreed to such contribution by an investment in the Trust.

     Since the net income of the Trust (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net income of the Trust is determined, the net asset value per share of the Trust normally remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Trust, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Trust in the account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes."

                               YIELD INFORMATION

     The Trust normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield reflects realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, the Trust is required to disclose its annualized yield for certain seven-day base periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

     The yield on the Trust's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Trust shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services described below designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive monthly statements from the Transfer Agent showing any activity in his or her account since the preceding statement. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the applicable public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent toll-free at (800) 221-7210. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners.

     In the interest of economy and convenience and because of the operating procedures of the Trust, certificates representing the Trust's shares will not be issued physically. Shares are maintained by the Trust on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

AUTOMATIC INVESTMENT PLAN

     The Trust offers an Automatic Investment Plan in connection with accounts maintained at the Transfer Agent whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. See the Purchase Application in the Prospectus. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or the Distributor.

ACCRUED MONTHLY PAYOUT PLAN

     The dividends of the Trust are reinvested automatically in additional shares. Shareholders with accounts maintained at the Transfer Agent desiring cash payments may enroll in the Accrued Monthly Payout Plan, under which shares equal in number to shares credited through the automatic reinvestment of dividends and distributions during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution. Investors may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application in the Prospectus. A shareholder's Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or the Distributor.

SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Trust having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals for shareholders with shares having a value of $10,000 or more. The quarterly periods end on the 24th day of March, June, September and December. See the Purchase Application in the Prospectus.


     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions will be made at net asset value as determined at the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor. A shareholder may not elect to make systematic withdrawals while he or she is enrolled in the Accrued Monthly Payout Plan.

     Withdrawal payments should not be considered as dividends, yield or income. Withdrawals are sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment will be reduced correspondingly. Shareholders are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Trust and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. In addition, eligible shareholders of the Trust may participate in a variety of qualified employee benefit plans which are available from the Distributor. Participants in these plans may invest in the Trust and in certain other mutual funds sponsored by Merrill Lynch. Information with respect to these plans is available upon request from the Distributor. See "Purchase of Shares" in the Prospectus.

     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     Shareholders of the Trust who have held all or part of their shares for at least 15 days may exchange their shares of the Trust for Class D shares of certain mutual funds advised by the Manager or FAM (collectively referred to as the "MLAM-advised mutual funds") on the basis described below. Shares with a net asset value of at least $250 are required to qualify for the exchange privilege. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor. The exchange privilege available to participants in the Merrill Lynch Blueprint(SM) Program may be different from that available to other investors.

     Alternatively, shareholders may exchange shares of the Trust for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in the account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. An eligible Class A investor includes the following: certain employer sponsored retirement or savings plans, including eligible 401(k) plans, provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates; corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds; participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program; and ML & Co. and its subsidiaries and their directors and employees and members of the Boards of MLAM-advised investment companies, including the Trust.


     Shareholders of the Trust also may exchange shares of the Trust into shares of the following money market funds: Merrill Lynch Retirement Reserves Money Fund (available only if the exchange occurs within certain retirement plans), Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch U.S.A. Government Reserves.


     Under the exchange privilege, each of the MLAM-advised mutual funds offers to exchange its shares ("new shares") for shares ("outstanding shares") of any of the other funds, on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new shares. At the present time, the shares of each of the funds are sold with varying sales charges. With respect to outstanding shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the charges paid with respect to such shares in the initial purchase and any subsequent exchange. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of shares of the Trust, which are sold on a no-load basis, for shares of the other funds, which are sold with a sales charge, generally will require the payment of a sales charge.

     Before effecting an exchange, shareholders of the Trust should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that such shareholder is not otherwise subject to backup withholding. See "Taxes."

     To exercise the exchange privilege shareholders may either contact their listed securities dealer, who will advise the Trust of the exchange, or write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with the signatures guaranteed by a national bank or member firm of any national or regional stock exchange. Shareholders of the Trust, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer. The Trust reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

FEDERAL

     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Trust will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Trust intends to distribute substantially all of such income.


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Distributions by the Trust, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.


     If the value of assets held by the Trust declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Trust shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Trust, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during any calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Trust intends to distribute its income and capital gains in a manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends also may be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived in whole or in part from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein and in the Prospectus. Shares are fully paid and nonassessable by the Trust.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Trust. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except under certain limited circumstances set forth in the Declaration of Trust.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Trust's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Trust's cash and securities, handling the delivery of securities and collecting interest on the Trust's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a subsidiary of ML & Co., acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Trust. The selection of the independent auditors is subject to ratification by the shareholders of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends on December 31 of each year. The Trust will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

       Merrill Lynch Financial Data Services, Inc.
       P.O. Box 45290
       Jacksonville, FL 32232-5290

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which the Trust has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Trust's shares on February 28, 1998.

                            ------------------------

     The Declaration of Trust establishing the Trust, dated May 14, 1987, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Ready Assets Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Ready Assets Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ready Assets Trust as of December 31, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ready Assets Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 6, 1998



Merrill Lynch Ready Assets Trust                                                   December 31, 1997

SCHEDULE OF INVESTMENTS                                                               (in Thousands)

                                     Face          Interest          Maturity               Value
Issue                               Amount           Rate*             Date               (Note 1a)


Bank Notes -- 9.4%

American Express                   $50,000          5.96+ %           12/11/98             $50,000
Centurion Bank

Bank of America N.A.                25,000          6.04               6/10/98              25,010

Bank of America                     25,000          5.93               6/24/98              25,000
N.T. & S.A.                         40,000          6.10+              6/30/98              39,984

First Bank N.A.,                    25,000          5.597+             5/15/98              24,995
Minneapolis

KeyBank N.A.                        28,000          5.64+              5/06/98              27,995
                                    51,500          5.62+              8/20/98              51,476
                                    50,000          5.24+              8/28/98              49,978
                                   100,000          5.655+            11/27/98              99,978

Morgan Guaranty                     45,000          5.615+             2/19/98              44,997
Trust Company
of NY

Northern Trust                      15,000          5.96               6/17/98              15,002
Company                             13,000          5.95               6/24/98              13,001

PNC Bank N.A.                      131,900          5.60+             10/01/98             131,833

Royal Bank of                       26,000          5.61+              6/30/98              25,990
Canada

Sun Trust Bank,                     20,000          5.80               7/24/98              19,987
Atlanta

U.S. National Bank                  10,000          5.665+             4/14/98               9,998
of Oregon                                                                               ----------

Total Bank Notes
(Cost -- $655,197)                                                                         655,224
                                                                                        ==========

Certificates of Deposit -- 0.3%

Chase Manhattan                     20,000          5.87               7/21/98              19,996
Bank, USA                                                                               ----------

Total Certificates of Deposit
(Cost -- $20,000)                                                                           19,996
                                                                                        ==========

Certificates of Deposit --
European -- 1.1%

Barclays Bank PLC                   25,000          6.08               6/15/98              25,001

Lloyds Bank PLC                     25,000          5.90               8/18/98              24,999

Westdeutsche                        30,000          5.83               8/03/98              29,984
Landesbank
Girozentrale                                                                            ----------

Total Certificates of Deposit --
European
(Cost -- $80,008)                                                                           79,984
                                                                                        ==========

Certificates of Deposit --
Yankee -- 12.5%

ABN -- AMRO Bank,                   20,000          5.77               7/28/98              19,986
N.V., NY                            25,000          5.71              10/09/98              24,959

Barclays Bank PLC,                  18,000          5.94               6/30/98              18,003
NY                                  40,000          5.86               8/18/98              39,988

Bayerische                          40,000          5.835              9/29/98              39,979
Hypotheken-und
Wechsel Bank, NY

Bayerische                          50,000          5.85               7/10/98              49,984
Landesbank
Girozentrale, NY

Bayerische                          50,000          5.89               9/15/98              49,989
Vereinsbank                         25,000          5.70              10/06/98              24,957
AG, NY

Canadian                            25,000          5.79              10/06/98              24,974
Imperial Bank of
Commerce, NY

Credit Suisse                       35,000          5.705+            12/11/98              35,000
First Boston, NY

Deutsche Bank                       25,000          5.80               1/28/98              24,994
AG, NY                              25,000          5.63               2/26/98              24,978
                                    15,000          5.95               6/16/98              15,002
                                    25,000          5.935              9/15/98              25,002

Landesbank                          25,000          5.78               1/27/98              24,994
Hessen -- Thuringen                 25,000          6.00               6/09/98              25,008
Girozentrale, NY                    22,600          6.08               6/09/98              22,615

Royal Bank of                       50,000          5.77               1/27/98              49,988
Canada, NY                          25,000          5.95               3/24/98              24,999
                                    20,000          6.05               6/08/98              20,010
                                    25,000          6.04               6/15/98              25,013
                                    16,100          5.79               8/20/98              16,089
                                    25,000          5.80              10/06/98              24,976

Swiss Bank                          58,000          6.02               6/12/98              58,025
Corp., NY                           20,000          5.95               7/02/98              20,003
                                    38,000          5.84               7/17/98              37,987
                                    50,000          5.85               7/17/98              49,986
                                    26,000          5.85               8/26/98              25,992

Westdeutsche                        23,000          5.94               6/29/98              23,004
Landesbank
Girozentrale, NY                                                                        ----------

Total Certificates of Deposit --
Yankee
(Cost -- $866,580)                                                                         866,484
                                                                                        ==========

Commercial Paper -- Discount --
48.0%

Aesop Funding Corp.                 35,000          5.81               2/02/98              34,814

Allomon Funding                     14,100          6.20               1/14/98              14,066
Corporation

Alpine                              89,687          5.82               2/02/98              89,213
Securitization Corp.                25,000          5.80               2/04/98              24,857
                                    25,852          5.70               2/13/98              25,667
                                    21,461          5.70               2/19/98              21,286

American Express                    52,039          6.45               1/02/98              52,020
Credit Corp.

American Honda                      40,000          6.05               1/30/98              39,798
Finance Corp.                       60,000          5.70               2/09/98              59,609

Apreco Inc.                         25,000          6.15               1/20/98              24,915
                                    50,000          5.85               2/13/98              49,643

Asset Securitization                50,000          5.80               2/19/98              49,592
Cooperative Corp.

Bear Stearns                        25,000          5.55               1/29/98              24,884
Companies, Inc.                     25,000          5.62               2/06/98              24,849
                                    25,000          5.57               2/13/98              24,821
                                    25,000          5.74               3/11/98              24,725
                                    25,000          5.56               4/13/98              24,596

CSW Credit, Inc.                    23,900          5.62               2/09/98              23,744

Centric Capital Corp.               16,740          5.80               2/09/98              16,632
                                    26,000          5.82               2/09/98              25,832

Chrysler Financial                  40,000          5.80               2/09/98              39,742
Corporation                         50,000          5.74               3/04/98              49,506

Clipper Receivables                 50,000          5.62               2/05/98              49,707
Corp.

Countrywide Home                    25,000          6.55               1/08/98              24,964
Loans, Inc.                         15,000          5.78               2/12/98              14,895
                                    35,000          5.75               3/03/98              34,660

Cregem North                        11,900          5.70               2/24/98              11,793
America, Inc.

Daimler-Benz                        50,000          6.70               1/02/98              49,981
North America Corp.

Eureka                              30,000          6.05               1/12/98              29,940
Securitization Inc.                 30,000          5.65               2/06/98              29,819
                                    13,000          5.72               2/23/98              12,886
                                    25,000          5.75               2/26/98              24,768
                                    10,000          5.78               2/26/98               9,907
                                    18,500          5.75               3/03/98              18,320
                                    15,000          5.73               3/05/98              14,849

Finova Capital Corp.                30,000          5.63               2/06/98              29,819
                                    20,000          5.72               2/24/98              19,821
                                    60,000          5.56               3/19/98              59,266
                                    20,000          5.56               3/23/98              19,743
                                    25,000          5.59               4/17/98              24,580

France Telecom                      11,200          5.75               3/20/98              11,061

General Electric                    50,000          5.50               3/02/98              49,521
Capital Corp.

General Motors                      50,000          5.81               2/03/98              49,726
Acceptance Corp.                    25,000          5.64               2/11/98              24,829
                                    75,000          5.72               2/13/98              74,462
                                    75,000          5.75               2/13/98              74,462
                                    40,000          5.73               3/13/98              39,548
                                    30,000          5.72               3/16/98              29,647
                                    20,000          5.54               3/18/98              19,758
                                    25,000          5.57               3/20/98              24,690

Greenwich                           24,500          5.82               2/10/98              24,336
Funding                             14,785          5.82               2/12/98              14,681
Corporation                         13,470          5.75               3/10/98              13,324
                                    34,743          5.80               3/23/98              34,296

Internationale                      40,000          5.70               6/09/98              39,004
Nederlanden (U.S.)
Funding Corp.

Lehman Brothers                     65,000          5.90               1/27/98              64,712
Holdings, Inc.                      46,400          5.75               2/17/98              46,037
                                    38,000          5.74               2/23/98              37,665

Lexington Parker                    14,413          5.82               2/02/98              14,336
Capital Corp.                       49,402          5.63               2/12/98              49,056
                                    40,000          5.71               2/24/98              39,641
                                    40,666          5.75               3/05/98              40,258
                                    30,519          5.73               3/06/98              30,208

Mont Blanc                          80,000          5.80               2/04/98              79,544
Capital Corp.                       40,000          5.85               2/05/98              39,765
                                    50,000          5.81               2/12/98              49,649
                                    50,000          5.85               2/26/98              49,535

Morgan Stanley                      50,000          5.75               3/11/98              49,451
Group, Inc.                         50,000          5.51               4/09/98              49,223

New Center                          50,000          5.71               2/17/98              49,609
Asset Trust                         40,000          5.75               3/18/98              39,517

Nordbanken                          50,000          5.74               3/12/98              49,443
North America                       50,000          5.75               3/16/98              49,411
Inc.

Old Line                            50,000          5.89               1/28/98              49,771
Funding Corp.                       50,000          5.82               2/03/98              49,727
                                    25,000          5.85               2/03/98              24,862
                                     8,490          5.82               2/06/98               8,439
                                    12,000          5.98               2/26/98              11,888

Park Avenue                         18,678          5.75               1/30/98              18,588
Receivables Corp.                   29,277          5.83               2/06/98              29,102
                                    22,204          5.70               2/12/98              22,048

Preferred                           19,300          5.65               2/10/98              19,171
Receivables
Funding Corp.

Sears Roebuck                       50,000          5.71               2/17/98              49,609
Acceptance                          50,000          5.71               2/18/98              49,601
Corporation                         50,000          5.71               2/20/98              49,584

Three Rivers                        50,000          6.00               1/16/98              49,867
Funding Corp.

Twin Towers Inc.                    23,917          6.00               1/21/98              23,833
                                    40,000          5.90               2/17/98              39,685

WCP Funding Inc.                    35,000          5.78               2/18/98              34,720

Windmill Funding                    40,000          6.50               1/05/98              39,964
Corp.                               20,464          5.82               2/02/98              20,355
                                    48,000          5.70               2/05/98              47,718
                                    15,062          5.75               2/06/98              14,971
                                    35,362          5.65               2/10/98              35,126
                                     9,854          5.80               2/13/98               9,783
                                    19,000          5.75               3/09/98              18,797
                                    25,000          5.77               3/20/98              24,690
                                                                                        ----------

Total Commercial Paper
(Cost -- $3,337,026)                                                                     3,336,833
                                                                                        ==========

Corporate Notes -- 9.2%

Abbey National                      50,000          5.59+              2/25/98              49,994
Treasury Services                   50,000          5.65+              4/15/98              49,993
PLC                                 50,000          5.62+              6/09/98              49,985

Bank of Scotland                    13,000          5.95               6/18/98              12,998
Treasury Services PLC

CIT Group                           15,000          6.35               7/31/98              15,041
Holdings, Inc.                      14,500          5.58+              8/17/98              14,492
                                    36,200          5.59+              9/30/98              36,176

Credit Suisse                       33,000          6.19+              5/22/98              33,000
First Boston Inc.

IBM Credit Corp.                    10,000          5.868              8/13/98               9,999
                                    70,000          5.635+            11/23/98              69,973

LABS Trust --                       61,448          6.00+             12/28/98              61,448
Series 1996-4
Senior Notes

LABS Trust --                       38,866          5.969+            10/21/98              38,866
Series 1997-6
Senior Notes

LABS Trust --                       30,000          5.969+            12/22/98              30,000
Series 1997-7
Senior Notes

Morgan Stanley                      50,000          5.921+             9/14/98              50,000
Group, Inc.

Premier Auto                        15,028          5.649              6/08/98              15,027
Trust 1997-3
(Class A-1)

SMM Trust 1997-Q                   100,000          5.98+              1/15/98             100,000
                                                                                        ----------

Total Corporate Notes
(Cost -- $636,984)                                                                         636,992
                                                                                        ==========

Funding Agreements -- 1.2%

Jackson National                    80,000          5.718+             5/01/98              80,000
Life Insurance Co.                                                                      ----------

Total Funding Agreements
(Cost -- $80,000)                                                                           80,000
                                                                                        ==========

Master Notes -- 4.3%

Goldman Sachs                       75,000          5.94+              4/28/98              75,000
Group, L.P.                         75,000          5.969+             4/28/98              75,000
                                   150,000          5.94+              5/29/98             150,000
                                                                                        ----------

Total Master Notes
(Cost -- $300,000)                                                                         300,000
                                                                                        ==========

US Government, Agency &
Instrumentality
Obligations -- Discount -- 1.7%

Federal Home                        25,000          5.35               6/05/98              24,406
Loan Banks                           5,095          5.34               6/19/98               4,963
                                    24,330          5.35               6/19/98              23,700

Federal National                    15,000          5.35               4/09/98              14,774
Mortgage Association

US Treasury Bills                   13,300          5.36               4/30/98              13,068
                                    36,700          5.40               4/30/98              36,060
                                                                                        ----------

Total US Government, Agency &
Instrumentality Obligations --
Discount (Cost -- $116,982)                                                                116,971
                                                                                        ==========

US Government, Agency &
Instrumentality Obligations --
Non-Discount -- 9.0%

Federal Farm                        10,000          5.81              12/04/98               9,995
Credit Banks                        15,000          6.10               4/15/99              15,000

Federal Home                        26,000          5.85+              1/26/98              26,002
Loan Banks                          25,000          5.80               6/12/98              24,995
                                     5,000          6.355              6/11/99               5,010
                                    10,000          5.98               8/11/99               9,994
                                    20,000          5.99               8/11/99              19,981

Federal Home                        30,000          5.685              8/21/98              29,972
Loan Mortgage Corp.

Federal National                    51,000          5.57+              3/26/98              50,993
Mortgage                            66,000          5.629+             3/27/98              65,989
Association                         50,000          5.669+             4/24/98              49,994
                                    33,000          6.00+              5/14/98              33,000
                                    29,000          5.56+              5/21/98              28,992
                                    45,000          5.56+              5/22/98              44,988
                                    25,000          5.68               7/31/98              24,979
                                    10,000          5.81              11/25/98               9,995
                                    10,000          5.81              12/01/98               9,995
                                    14,930          5.40              12/30/98              14,869
                                    15,000          6.375              5/21/99              15,030
                                    11,000          6.11               6/22/99              11,048
                                    40,000          5.504+             7/14/99              39,897
                                    15,000          5.95               8/05/99              14,984
                                     8,900          5.88               8/10/99               8,884

Student Loan                         7,500          5.60               8/11/98               7,490
Marketing                           15,000          5.80+             12/18/98              14,978
Association                         35,000          5.909+            11/25/98              34,991
                                                                                        ----------

Total US Government, Agency &
Instrumentality Obligations --
Non-Discount (Cost -- $621,881)                                                            622,045
                                                                                        ==========


Face
Amount                                                       Issue

Repurchase Agreements** -- 3.6%

$250,000     HSBC Securities, Inc., purchased on
             12/31/1997 to yield 6.80% to 1/02/1998                                        250,000
                                                                                        ----------

Total Repurchase Agreements (Cost -- $250,000)                                             250,000
                                                                                        ==========

Total Investments (Cost -- $6,964,658) -- 100.3%                                         6,964,529
                                                                                        ==========

Liabilities in Excess of Other Assets -- (0.3%)                                            (17,862)
                                                                                        ----------

Net Assets -- 100.0%                                                                    $6,946,667
                                                                                        ==========

 * Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; interest rates shown are the rates in effect at December 31, 1997.
** Repurchase Agreements are fully collateralized by US Government Obligations.
 + Variable Rate Notes.

   See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of December 31, 1997

Assets:               Investments, at value (identified cost -- $6,964,657,805*) (Note 1a)                   $6,964,528,823
                      Cash                                                                                        4,514,581
                      Receivables:
                      Interest                                                               $45,384,797
                      Securities sold                                                          4,996,866
                      Beneficial interest sold                                                 2,133,140         52,514,803
                                                                                          --------------
                      Prepaid registration fees and other assets (Note 1e)                                          175,493
                                                                                                             --------------
                      Total assets                                                                            7,021,733,700
                                                                                                             --------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                            68,193,342
                      Distributor (Note 2)                                                     2,439,306
                      Investment adviser (Note 2)                                              2,306,532         72,939,180
                                                                                          --------------
                      Accrued expenses and other liabilities                                                      2,127,864
                                                                                                             --------------
                      Total liabilities                                                                          75,067,044
                                                                                                             --------------

Net Assets:           Net assets                                                                             $6,946,666,656
                                                                                                             ==============

Net Assets            Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                        $694,679,564
                      Paid-in capital in excess of par                                                        6,252,116,074
                      Unrealized depreciation on investments -- net                                                (128,982)
                                                                                                             --------------
                      Net Assets -- Equivalent to $1.00 per share based on 6,946,795,638
                      shares of beneficial interest outstanding                                              $6,946,666,656
                                                                                                             ==============

                    * As of December 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $128,982 of which $509,654 related to appreciated securities and $638,636 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $6,964,657,805.

                      See Notes to Financial Statements.




Statement of Operations

                                                                                                    For the Year Ended
                                                                                                     December 31, 1997

Investment Income      Interest and amortization of premium and discount earned                          $412,382,281
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                               $25,839,319
                       Transfer agent fees (Note 2)                                     11,354,568
                       Distribution fees (Note 2)                                        8,242,767
                       Accounting services (Note 2)                                        366,592
                       Registration fees (Note 1e)                                         308,041
                       Interest expense                                                    306,707
                       Printing and shareholder reports                                    286,393
                       Custodian fees                                                      219,143
                       Trustees' fees and expenses                                         137,773
                       Professional fees                                                    88,613
                       Other                                                                74,017
                                                                                    --------------

                       Total expenses                                                                      47,223,933
                                                                                                       --------------
                       Investment income -- net                                                           365,158,348
                                                                                                       --------------

Realized &             Realized gain on investments -- net                                                    175,283
Unrealized Gain on     Change in unrealized depreciation on investments -- net                                329,079
Investments -- Net                                                                                     --------------
(Note 1d):             Net Increase in Net Assets Resulting from Operations                              $365,662,710
                                                                                                       ==============

                       See Notes to Financial Statements.




Statements of Changes in Net Assets

                                                                                                    For the Year
                                                                                                 Ended December 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:            Investment income -- net                                           $365,158,348     $360,356,362
                       Realized gain on investments -- net                                     175,283          559,269
                       Change in unrealized appreciation/depreciation on investments
                       -- net                                                                  329,079       (2,689,938)
                                                                                       ---------------  ---------------
                       Net increase in net assets resulting from operations                365,662,710      358,225,693

                                                                                       ---------------  ---------------
Dividends &            Investment income -- net                                           (365,158,348)    (360,356,362)
Distributions to       Realized gain on investments -- net                                    (175,283)        (559,269)
Shareholders                                                                           ---------------  ---------------
(Note 1f):             Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                      (365,333,631)    (360,915,631)
                                                                                       ---------------  ---------------

Beneficial Interest    Net proceeds from sale of shares                                 13,708,317,153   13,961,575,969
Transactions           Net asset value of shares issued to shareholders in reinvestment
(Note 3):              of dividends and distributions (Note 1f)                            363,840,858      359,459,266
                                                                                       ---------------  ---------------
                                                                                        14,072,158,011   14,321,035,235
                       Cost of shares redeemed                                         (14,222,080,551) (14,301,439,885)
                                                                                       ---------------  ---------------
                       Net increase (decrease) in net assets derived from beneficial
                       interest transactions                                              (149,922,540)      19,595,350
                                                                                       ---------------  ---------------

Net Assets:            Total increase (decrease) in net assets                            (149,593,461)      16,905,412
                       Beginning of year                                                 7,096,260,117    7,079,354,705
                                                                                       ---------------  ---------------
                       End of year                                                      $6,946,666,656   $7,096,260,117
                                                                                       ===============  ===============

                       See Notes to Financial Statements.




Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,

                                                                      1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year              $1.00       $1.00       $1.00       $1.00       $1.00
Operating                                                       ----------  ----------  ----------  ----------  ----------
Performance:         Investment income -- net                        .0503       .0491       .0538       .0366       .0272
                     Realized and unrealized gain (loss) on
                     investments -- net                              .0001      (.0003)      .0016      (.0012)      .0003
                                                                ----------  ----------  ----------  ----------  ----------
                     Total from investment operations                .0504       .0488       .0554       .0354       .0275
                                                                ----------  ----------  ----------  ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                       (.0503)     (.0491)     (.0538)     (.0366)     (.0272)
                     Realized gain on investments -- net                --+     (.0001)     (.0001)         --+     (.0005)
                                                                ----------  ----------  ----------  ----------  ----------
                     Total dividends and distributions              (.0503)     (.0492)     (.0539)     (.0366)     (.0277)
                                                                ----------  ----------  ----------  ----------  ----------
                     Net asset value, end of year                    $1.00       $1.00       $1.00       $1.00       $1.00
                                                                ==========  ==========  ==========  ==========  ==========
                     Total investment return                          5.16%       5.05%       5.53%       3.73%       2.81%
                                                                ==========  ==========  ==========  ==========  ==========

Ratios to Average    Expenses                                          .65%        .64%        .67%        .65%        .65%
Net Assets:                                                     ==========  ==========  ==========  ==========  ==========
                     Investment income and realized gain
                     (loss) on investments -- net                     5.03%       4.88%       5.40%       3.67%       2.78%
                                                                ==========  ==========  ==========  ==========  ==========

Supplemental         Net assets, end of year
Data:                (in thousands)                             $6,946,667  $7,096,260  $7,079,355  $6,240,997  $6,523,187
                                                                ==========  ==========  ==========  ==========  ==========


                    + Amount is less than $.0001 per share.

                      See Notes to Financial Statements.

Merrill Lynch Ready Assets Trust                    December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and a Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM provides the Trust with investment management, research, statistical, and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:

Portion of average daily value of net assets:                Rate

Not exceeding $500 million                                  0.500%
In excess of $500 million but not exceeding $1 billion      0.400
In excess of $1 billion but not exceeding $5 billion        0.350
In excess of $5 billion but not exceeding $10 billion       0.325
In excess of $10 billion but not exceeding $15 billion      0.300
In excess of $15 billion but not exceeding $20 billion      0.275
In excess of $20 billion                                    0.250

The Trust has adopted a Shareholder Servicing Plan and Agreement in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S"), a wholly-owned subsidiary of ML & Co., receives a fee each month from the Trust at the annual rate of 0.125% of average daily net assets of the accounts of Trust shareholders who maintain their Trust accounts through MLPF&S. This fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for providing direct personal services to shareholders. The fee is not compensation for administrative services.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, MLFDS, PSI, MLFD, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the year ended
December 31, 1997 and the year ended December 31, 1996 corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At December 31, 1997, the Trust had a net capital loss carryforward of approximately $71,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

                                    APPENDIX

            DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS
                           AND CORPORATE BOND RATINGS

COMMERCIAL PAPER AND BANK MONEY INSTRUMENTS

     Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's Ratings Services ("S&P"). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety is either overwhelming or very strong; A-2 indicates that capacity for timely repayment is strong.

     Moody's Investors Service, Inc. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1.

     Commercial paper rated A.1+ by IBCA Limited or its affiliate IBCA Inc. (together, "IBCA") are obligations supported by the highest capacity for timely repayment. Commercial paper rated A.1 has a very strong capacity for timely repayment. Commercial paper rated A.2 has a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Fitch Investors Service, Inc. ("Fitch") employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Credit Rating Co. ("Duff & Phelps") employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thompson BankWatch, Inc. ("TBW") employs the designations TBW-1, TBW-2, TBW-3 and TBW-4 as ratings for commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. TBW-1 is the highest category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

CORPORATE BONDS

     Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


     Bonds rated AAA by IBCA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Bonds rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

     Bonds rated AAA by TBW are accorded the highest rating category which indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest rating category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest rating category.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

------

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Investment Objectives and
  Policies.........................      2
Management of the Trust............      5
  Trustees and Officers............      5
  Compensation of Trustees.........      6
  Management and Advisory
     Arrangements..................      7
Purchase of Shares.................      9
  Distribution Plan................     10
Redemption of Shares...............     10
Portfolio Transactions.............     11
Determination of Net Asset Value...     12
Yield Information..................     13
Shareholder Services...............     14
  Investment Account...............     14
  Automatic Investment Plan........     14
  Accrued Monthly Payout Plan......     14
  Systematic Withdrawal Plans......     15
  Retirement Plans.................     15
  Exchange Privilege...............     15
Taxes..............................     17
  Federal..........................     17
General Information................     19
  Description of Shares............     19
  Custodian........................     19
  Transfer Agent...................     19
  Independent Auditors.............     19
  Legal Counsel....................     19
  Reports to Shareholders..........     20
  Additional Information...........     20
Independent Auditors' Report.......     21
Financial Statements...............     22
Appendix...........................     31


                                                               Code # 10240-0498


    [Merrill Lynch Logo]
    MERRILL LYNCH
    READY ASSETS TRUST

                                                          [MLYNCH COMPASS GRAPH]


    Merrill Lynch Ready
    Assets Trust is organized


    as a Massachusetts business


    trust. It is not a bank nor


    does it offer fiduciary or


    trust services. Shares of the


    Trust are not equivalent to


    a bank account. A share-


    holder's investment in the


    Trust is not insured by any


    Government agency.

    STATEMENT OF
    ADDITIONAL
    INFORMATION


    April 1, 1998


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS

        Contained in Part A:


           Financial Highlights for each of the years in the ten-year period ended December 31, 1997.


        Contained in Part B:


           Schedule of Investments as of December 31, 1997.



           Statement of Assets and Liabilities as of December 31, 1997.



           Statement of Operations for the year ended December 31, 1997.



           Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1997.



           Financial Highlights for each of the years in the five-year period ended December 31, 1997.


     (b) EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1(a)     --   Declaration of Trust, dated May 14, 1987.(a)
 1(b)     --   Amendment to Declaration of Trust, dated April 29, 1988.(a)
 2        --   By-Laws of Registrant.(a)
 3        --   None.
 4        --   Copies of instruments defining the rights of shareholders, including the relevant portions of the
               Declaration of Trust and By-Laws of the Registrant.(b)
 5(a)     --   Management Agreement between the Registrant and Merrill
               Lynch Asset Management, L.P.(a)
 5(b)     --   Supplement to Investment Advisory Agreement with Merrill
               Lynch Asset Management, L.P.(c)
 6(a)     --   Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc.(a)
 6(b)     --   Form of Selected Dealer Agreement.(a)
 7        --   None.
 8(a)     --   Custody Agreement between the Registrant and The Bank of New
               York.(a)
 8(b)     --   Amendment to the Custody Agreement between the Registrant
               and The Bank of New York.(a)
 9(a)     --   Transfer Agency Agreement between the Registrant and Merrill
               Lynch Financial Data
               Services, Inc.(a)
 9(b)     --   Form of Agreement and Plan of Reorganization between Merrill
               Lynch Ready Assets Trust,
               Merrill Lynch New Assets Trust and Merrill Lynch New
               Corporation, Inc.(a)
10        --   None.
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12        --   None.
13        --   None.
14(a)     --   Prototype Individual Retirement Account Plan, Simplified
               Employee Pension Plan and
               Corporate Individual Retirement Account Plan available from
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.(d)
14(b)     --   Prototype Merrill Lynch Tax-Deferred Basic Retirement Plan
               available from Merrill Lynch,
               Pierce, Fenner & Smith Incorporated.(e)
15        --   Amended and Restated Merrill Lynch Shareholder Servicing
               Plan and Agreement pursuant to
               Rule 12b-1 between Registrant and Merrill Lynch, Pierce,
               Fenner & Smith Incorporated.
16        --   Schedule for computation of each performance quotation
               provided in the Registration
               Statement in response to Item 22.(a)
17        --   Financial Data Schedule for the fiscal year ended December
               31, 1997.
18        --   None.

---------------
(a) Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A (the "Registration Statement").

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as Exhibit 1 to the Registration Statement and to Articles I, V and VII of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(c) Previously filed as Exhibit 5(b) to Post-Effective Amendment No. 27 to the Registration Statement.

(d) Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-1 of Merrill Lynch Retirement Series Trust (File No. 2-74584).

(e) Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-1A of Merrill Lynch Retirement Series Trust (File No. 2-74584).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The Registrant is not controlled by, or under common control with, any person.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                  NUMBER OF
                                                                 HOLDERS AT
                       TITLE OF CLASS                         FEBRUARY 28, 1998
                       --------------                         -----------------
Shares of beneficial interest, par value $.10 per share.....       524,014


---------------

Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").


ITEM 27. INDEMNIFICATION.

     Reference is made to Article V of the Registrant's Declaration of Trust, as amended, Article VI of Registrant's By-Laws, and Section 9 of the Distribution Agreement, which have been filed as exhibits to the Registration Statement.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended (the "Investment Company Act") may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and the Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc. Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc. MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund

II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011 except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1993 for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are officers or directors/trustees of one or more of such companies.



                                   POSITION                  OTHER SUBSTANTIAL BUSINESS,
          NAME                   WITH MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----                   ------------            ----------------------------------
ML & Co.                   Limited Partner           Financial Services Holding Company; Limited
                                                       Partner of FAM
Princeton Services         General Partner           General Partner of FAM
Arthur Zeikel              Chairman                  Chairman of FAM; President of MLAM and FAM
                                                       from 1977 to 1997; Chairman and Director
                                                       of Princeton Services; President of
                                                       Princeton Services from 1993 to 1997;
                                                       Executive Vice President of ML & Co.
Jeffrey M. Peek            President                 President of FAM; President and Director of
                                                       Princeton Services; Executive Vice
                                                       President of ML & Co.
Terry K. Glenn             Executive Vice President  Executive Vice President of FAM; Executive
                                                       Vice President and Director of Princeton
                                                       Services; President and Director of MLFD;
                                                       Director of MLFDS; President of Princeton
                                                       Administrators, L.P.
Linda L. Federici          Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Vincent R. Giordano        Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services

                                   POSITION                  OTHER SUBSTANTIAL BUSINESS,
          NAME                   WITH MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----                   ------------            ----------------------------------
Elizabeth A. Griffin       Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Norman R. Harvey           Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Michael J. Hennewinkel     Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Philip L. Kirstein         Senior Vice President,    Senior Vice President; General Counsel and
                             General Counsel and       Secretary of FAM; Senior Vice President,
                             Secretary                 General Counsel, Director and Secretary
                                                       of Princeton Services
Ronald M. Kloss            Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Debra W. Landsman-Yaros    Senior Vice President     Senior Vice President of FAM; Vice
                                                       President of MLFD; Senior Vice President
                                                       of Princeton Services
Stephen M. M. Miller       Senior Vice President     Executive Vice President of Princeton
                                                       Administrators, L.P.; Senior Vice
                                                       President of Princeton Services
Joseph T. Monagle, Jr      Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Michael L. Quinn           Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services; Managing
                                                       Director and First Vice President of
                                                       Merrill Lynch from 1989 to 1995
Richard L. Reller          Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services; Director
                                                       of MLFD
Gerald M. Richard          Senior Vice President     Senior Vice President and Treasurer of FAM;
                             and Treasurer             Senior Vice President and Treasurer of
                                                       Princeton Services; Vice President and
                                                       Treasurer of MLFD
Gregory D. Upah            Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services
Ronald L. Welburn          Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                       President of Princeton Services


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, the ten series of CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end investment companies:
Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of

Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2633.



                                                       (2)                         (3)
                   (1)                        POSITIONS AND OFFICES       POSITIONS AND OFFICES
                  NAME                              WITH MLFD                WITH REGISTRANT
                  ----                        ---------------------       ---------------------
Terry K. Glenn...........................  President and Director        Executive Vice President
Richard L. Reller........................  Director                                None
Thomas J. Verage.........................  Director                                None
William E. Aldrich.......................  Senior Vice President                   None
Robert W. Crook..........................  Senior Vice President                   None
Michael Brady............................  Vice President                          None
William M. Breen.........................  Vice President                          None
Michael G. Clark.........................  Vice President                          None
James T. Fatseas.........................  Vice President                          None
Michelle T. Lau..........................  Vice President                          None
Debra W. Landsman-Yaros..................  Vice President                          None
Gerald M. Richard........................  Vice President and Treasurer         Treasurer
Salvatore Venezia........................  Vice President                          None
William Wasel............................  Vice President                          None
Robert Harris............................  Secretary                               None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its Transfer Agent, MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Trust-Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement, and under the caption "Management of the Trust-Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 1ST DAY OF APRIL, 1998.


                                          MERRILL LYNCH READY ASSETS TRUST
                                            (Registrant)


                                          By:


                                            /s/ GERALD M. RICHARD

                                            ------------------------------------

                                               (GERALD M. RICHARD, TREASURER)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                       SIGNATURE                                     TITLE                   DATE
                       ---------                                     -----                   ----

                     ARTHUR ZEIKEL*                       President and Trustee
--------------------------------------------------------    (Principal Executive
                    (ARTHUR ZEIKEL)                         Officer)

                   GERALD M. RICHARD*                     Treasurer (Principal
--------------------------------------------------------    Financial and Accounting
                  (GERALD M. RICHARD)                       Officer)

                     DONALD CECIL*                        Trustee
--------------------------------------------------------
                     (DONALD CECIL)

                    M. COLYER CRUM*                       Trustee
--------------------------------------------------------
                    (M. COLYER CRUM)

                    EDWARD H. MEYER*                      Trustee
--------------------------------------------------------
                   (EDWARD H. MEYER)

                  JACK B. SUNDERLAND*                     Trustee
--------------------------------------------------------
                  (JACK B. SUNDERLAND)

                  J. THOMAS TOUCHTON*                     Trustee
--------------------------------------------------------
                  (J. THOMAS TOUCHTON)

                     FRED G. WEISS*                       Trustee
--------------------------------------------------------
                    (FRED G. WEISS)

               *By: /s/ GERALD M. RICHARD                                                  April 1, 1998
  ---------------------------------------------------
         (GERALD M. RICHARD, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
-------
   11     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
   15     --   Amended and Restated Shareholder Servicing Plan and
               Agreement
   17     --   Financial Data Schedule for the fiscal year ended December
               31, 1997